UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 8, 2010
WORTHINGTON INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8399	31-1189815

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio	43085

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 438-3210
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     Worthington Armstrong Venture is a 50%-owned joint venture in the form of a general partnership between Armstrong Ventures, Inc., a subsidiary of Armstrong World Industries, Inc., and The Worthington Steel Company, a subsidiary of Worthington Industries, Inc. The Consolidated Financial Statements of Worthington Armstrong Venture as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006 were filed as Exhibit 99.1 to the Annual Report on Form 10-K of Worthington Industries, Inc. for the fiscal year ended May 31, 2009 (the “Worthington Form 10-K for Fiscal 2009”) in accordance with Section 3-09 of SEC Regulation S-X. The Consolidated Financial Statements of Worthington Armstrong Venture as of December 31, 2009 and 2008 and for the years ended December 31, 2009, 2008 and 2007, which serve to update the Consolidated Financial Statements of Worthington Armstrong Venture filed with the Worthington Form 10-K for Fiscal 2009, are included with this Current Report on Form 8-K as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (a) through (c): Not applicable.
     (d) Exhibits:
     The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

23.1	Consent of Independent Auditor (KPMG LLP) with respect to Consolidated Financial Statements of Worthington Armstrong Venture as of December 31, 2009 and 2008 and for the years ended December 31, 2008, 2007 and 2006

99.1	Worthington Armstrong Venture Consolidated Financial Statements for the period December 31, 2009 and 2008 with independent auditors’ report thereon.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.
Date: April 8, 2010	By:	/s/ Dale T. Brinkman
Dale T. Brinkman, Vice President
–Administration, General Counsel and Secretary